SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549





                                   FORM 8-K
                                CURRENT REPORT





                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported):  September 29, 1999





                            McDONALD'S CORPORATION
              (Exact name of Registrant as specified in its Charter)



       Delaware                     1-5231                 36-2361282
(State of Incorporation)     (Commission File No.)        (IRS Employer
                                                        Identification No.)



                             One McDonald's Plaza
                           Oak Brook, Illinois 60523
                                (630) 623-3000
          (Address and Phone Number of Principal Executive Offices)


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

(c)  Exhibit

     (99)  Press Release dated September 29, 1999 --
           Jeanne P. Jackson Named to McDonald's Board of Directors


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        McDONALD'S CORPORATION

                                        (Registrant)



                                        By:  /s/ Gloria Santona
                                             -----------------------------
                                             Gloria Santona
                                             Vice President, Deputy
                                             General Counsel and Secretary